                      SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                      Date of Report:  February 26, 2001


                      MEDIACOM COMMUNICATIONS CORPORATION
                                 MEDIACOM LLC
                         MEDIACOM CAPITAL CORPORATION
          (Exact names of Registrants as specified in their charters)


        Delaware                           0-29227              06-1566067
        New York                         333-57285-01           06-1433421
        New York                         333-57285              06-1513997
(State or other jurisdiction           (Commission File       (IRS Employer
 of incorporation or organization)         Numbers)         Identification Nos.)


                             100 Crystal Run Road
                          Middletown, New York 10941
                   (Address of principal executive offices)


                 Registrants' telephone number:  (845) 695-2600
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Item 5.   Other Events.

     On February 26, 2001, Mediacom Communications Corporation (the "Company") entered into four separate definitive asset purchase agreements with AT&T Broadband, LLC under which various affiliates of AT&T Broadband will sell to the Company certain cable television systems serving approximately 840,000 basic subscribers in Georgia, Illinois, Iowa and Missouri, for an aggregate purchase price of approximately $2.215 billion in cash, subject to closing adjustments. The transaction is expected to close in the second or third quarter of 2001, subject to certain closing conditions and regulatory review.

     On February 27, 2001, the Company issued a press release announcing that it had entered into these agreements with AT&T Broadband. A copy of such press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(a)    Financial Statements - None

(b)    Pro Forma Financial Information - None

(c)    Exhibits:

  Exhibit No.      Description
  ----------       -----------

    99.1           Press release dated February 27, 2001

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                Mediacom Communications Corporation
                                     (Registrant)



Date: March 2, 2001             By:  /s/ Mark Stephan
                                    ---------------------------------
                                     Mark Stephan
                                     Senior Vice President
                                       and Chief Financial Officer

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Mediacom LLC
                                     (Registrant)


Date: March 2, 2001                  By: /s/ Mark Stephan
                                        --------------------------------
                                         Mark Stephan
                                         Senior Vice President
                                           and Chief Financial Officer

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     Mediacom Capital Corporation
                                          (Registrant)


Date: March 2, 2001                  By:  /s/ Mark Stephan
                                         ------------------------------
                                          Mark Stephan
                                          Senior Vice President
                                            and Chief Financial Officer